[LOGO]

SEMI-ANNUAL REPORT TO SHAREHOLDERS
ADVANTUS SPECTRUM FUND

March 31, 1997


[LOGO]

ADVANTUS SPECTRUM FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          13

STATEMENT OF OPERATIONS                      14

STATEMENTS OF CHANGES IN NET ASSETS          15

NOTES TO FINANCIAL STATEMENTS                16

SHAREHOLDER SERVICES                         21

April 30, 1997                                                           [PHOTO]

Dear Shareholders:

The last six months have provided investors with some high points and some low. At year end 1996, the stock market exceeded nearly all expectations. Driven by ideal fundamentals, combined with unprecedented levels of money flowing into the market, S&P 500 operating earnings grew by nine percent, while the total return for the S&P 500 Index was over 20 percent. This trend continued into the first quarter 1997.

Investors started reacting to possible Federal Reserve action to curb the economy in the second half of February. Even before short-term money rates were raised by 1/4 percent at the end of March, the stock market started to drop. After reaching a high on February 19, the S&P 500 declined by 7.3 percent resulting in a 2.7 percent increase for the quarter. The largest companies in the S&P 500 outperformed all other companies and were the driving force behind the Index.

The investment grade bond market posted low single digit returns at the end of 1997. The Fed's increase in money rates had a negative impact on bond prices. At the end of the first quarter 1997, the interest rate on the two year Treasury note increased 54 basis points to yield 6.41 percent. The 30-year U.S. Treasury Bond closed the period yielding 7.10 percent, 46 basis points higher for the quarter.

The long-term outlook continues to be favorable. We expect economic growth to slow to around 2.5 percent from 3.2 percent last year as the result of the tighter money policy. In this environment, the current level of interest rates should reward bond investors with historically higher real rates of return which may eventually translate into bond price appreciation. For 1997, we still believe investors may see high single digit bond returns. The growth in equity values should slow as corporate profits decline during the year, to approximately half the rate of 1996.

Moderate economic growth, low inflation, rising corporate profits, a declining Federal deficit and strong corporate cash flow provide the catalyst for what we believe will be a positive financial environment for the balance of the year.

Determining which investments will perform well in both the near and long-term requires professional experience. Advantus Capital Management, Inc. offers a family of ten funds designed to help you reach your financial goals with a thoughtful, well-conceived investment strategy.

Sincerely,

      [SIGNATURE]
Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS SPECTRUM FUND
PERFORMANCE UPDATE
[PHOTO]
THOMAS A. GUNDERSON, CFA
PORTFOLIO MANAGER
The Advantus Spectrum Fund is a mutual
fund seeking the most favorable total
return (including interest, dividends and capital appreciation) consistent with preservation of capital. To achieve this objective, the Fund will vary the composition of its portfolio with prevailing economic conditions. At any given time, the Fund's portfolio may be primarily composed of equity securities
(common stock, preferred stock and
securities convertible into equity
securities), mortgage-related securities, debt securities, money market securities or any combination of these securities.
The investment adviser's positioning of
the portfolio is determined by the
intermediate term outlook for economic
trends and market momentum.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.

PERFORMANCE

After a sustained bull market rally over the past couple of years the stock market settled down during the month of March. Even after this market correction, the Advantus Spectrum Fund was able to post the following returns for the six month period ended March 31, 1997:

Class A..........................    1.0 percent*
Class B..........................     .7 percent*
Class C..........................     .6 percent*

Over the same time period the return for the Merrill Lynch-Wilshire Capital Markets Index** was 5.6 percent, while 4.8 percent was the average return for the peer group of managers called the Lipper Flexible Funds.+

PORTFOLIO RECAP

The asset mix between stocks, bonds, and cash did not change much during the past six months. Stocks have ranged from 50 percent to 55 percent of the portfolio, bonds have been between 35 percent to 40 percent, while cash has been generally around 10 percent of the portfolio. This has been a somewhat conservative stock allocation as our work indicates that stocks are not cheap. As bond yield rose some money was put into the bond market, with the weighting going from 35 percent to 38 percent in March. Stocks started the six month period at a 50 percent weight, increased to near 55 percent, then ended March at about 52 percent of the portfolio. March ends with 52 percent stocks, 38 percent bonds, and 10 percent cash.

The stocks in the portfolio generally performed along with the overall stock market, but lagged the market major market indices. This was in large part due to the strong out performance of the largest companies which constitute far more of these indices than that of the Spectrum Fund's stock portfolio. Contributing to the Spectrum Fund's performance over the past six months were stocks such as Philip Morris (tobacco), Microsoft (software), Procter & Gamble (consumer products), and Kohl's (retailing). The weak sectors of the stock market included technology along with other capital goods industries. Likewise, the weak stocks in our portfolio included our meaningful investment in the computer services companies. Long-term growth stocks such as Computer Associates, Computer Sciences, and First Data have been caught up in the sell off. Given their long-term strong market position along with growing end markets, the current prices of these stocks offer attractive long-term potential.

                                                               ADVANTUS SPECTRUM
                                                                            FUND
                                                                  MARCH 31, 1997

The stock market severely sold off many of the higher growth medium sized companies, in many cases despite continued strong fundamentals during the March. We have taken advantage of this by adding a couple new stocks, such as Dell Computer (PC manufacturer), Gartner Group (technology research), and Paychex (payroll processing). These are all high growth stocks with the fundamentals still strong, now selling at much more attractive valuations.

The continued strength in the economy though the first quarter of 1997 has caused the bond market to worry about possible Federal Reserve actions that may be taken to avoid an over-heated economy. In the last week of the March we witnessed the Fed's preemptive strike as they raised the Fed Funds rate from
5.25 percent to 5.5 percent. While this was largely anticipated, it did cause a continued increase in interest rates and declines in the stock market. The increase in interest rates has given us the opportunity of modestly increasing the duration, or maturity, of the fixed income investments. This will likely benefit total returns should interest rates fall in the future.

OUTLOOK

The current correction in the financial markets is good medicine for the long term. With a proactive Federal Reserve, investors will have higher confidence that inflation will stay under control looking out well into the future.

The current stock market correction is allowing the opportunity to purchase solid long-term growth companies at attractive valuation levels. Doing this should position the portfolio to do well during the next market rally.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.
**The Merrill Lynch-Wilshire Capital Markets Index is a market value-weighted index measuring the total return performance of the combined domestic taxable fixed income and equity markets. It includes the entire domestic common stock universe for which daily pricing is available, as well as all publicly placed domestic taxable debt issues with at least one year remaining to maturity and at least ten million dollars par value outstanding.

+Based on the average return of 222 stock and bond blend funds according to Lipper Analytical Services, Inc.

ADVANTUS SPECTRUM
FUND
MARCH 31, 1997

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
          INVESTMENT IN ADVANTUS SPECTRUM FUND, MERRILL LYNCH-WILSHIRE
                 CAPITAL MARKETS INDEX AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Spectrum Fund compared to the Merrill Lynch-Wilshire Capital Markets Index and the Consumer Price Index. The three lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Spectrum Fund (November 16, 1987, August 19, 1994 and March 1, 1995 for Class A, B, and C, respectively) through March 31, 1997.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                         2.4%
Five year                        8.0%
Since inception (11/16/87)      10.2%
                                       ML-Wilshire Capital
                              Class A        Markets Index        CPI
11/16/87                      $10,000              $10,000    $10,000
10/31/88                       10,505               10,762     10,426
10/31/89                       12,273               12,740     10,904
10/31/90                       12,208               12,341     11,590
10/31/91                       15,382               15,647     11,929
10/31/92                       17,086               17,215     12,311
10/31/93                       18,569               19,809     12,641
9/30/94                        18,213               19,578     13,023
9/30/95                        21,561               23,927     13,310
9/30/96                        24,518               27,022     13,710
3/31/97                        24,754               28,538     13,892

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                         2.3%
Since inception (8/19/94)       10.7%
                                       ML-Wilshire Capital
                              Class B        Markets Index        CPI
8/19/94                       $10,000              $10,000    $10,000
9/30/94                        10,003                9,952     10,067
9/30/95                        11,316               12,162     10,289
9/30/96                        12,953               13,735     10,598
3/31/97                        13,051               14,506     10,739

                                                               ADVANTUS SPECTRUM
                                                                            FUND
                                                                  MARCH 31, 1997

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                         7.0%
Since inception (3/1/95)        12.5%
                                       ML-Wilshire Capital
                              Class C        Markets Index        CPI
3/01/95                       $10,000              $10,000    $10,000
9/30/95                        11,263               11,626     10,146
9/30/96                        12,713               13,130     10,450
3/31/97                        12,793               13,867     10,589

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial adviser's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS SPECTRUM
FUND
MARCH 31, 1997

FIVE LARGEST STOCK HOLDINGS

                                                      MARKET     % OF STOCK
COMPANY                                  SHARES       VALUE       PORTFOLIO
-------------------------------------  ----------   ----------   -----------
General Electric Company.............     16,326    $1,620,356          4.5%
Intel................................      9,700     1,349,513          3.7%
Phillip Morris Companies, Inc........     10,300     1,175,488          3.3%
Columbia/HCA Healthcare
  Corporation........................     33,260     1,118,368          3.1%
Service Corporation International....     34,900     1,038,275          2.9%
                                                    ----------          ---
                                                    $6,302,000         16.9%
                                                    ----------          ---
                                                    ----------          ---

BOND PORTFOLIO CHARACTERISTICS--QUALITY BREAKDOWN

                                                          % OF BOND
RATING                                                    PORTFOLIO
-------------------------------------------------------  -----------
U.S. Treasury..........................................        23.9%
U.S. Government Agencies...............................        13.8%
AAA rated..............................................        11.4%
AA rated...............................................         7.6%
A rated................................................        30.0%
BBB rated..............................................        13.3%
                                                              -----
                                                              100.0%
                                                              -----
                                                              -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Common Stocks                       51.6%
Cash and Other
Assets/Liabilities                   9.5%
Bonds                               38.2%
Preferred Stocks                     0.7%

                                                          ADVANTUS SPECTRUM FUND
                                                       INVESTMENTS IN SECURITIES
                                                                  MARCH 31, 1997
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
COMMON STOCKS (51.6%)
  CAPITAL GOODS (4.6%)
    Machinery (4.6%)
      6,900   ADT Limited (b)(c)...........................  $    172,500
     16,326   General Electric Company.....................     1,620,356
     11,000   Tyco International Ltd. (b)..................       605,000
     21,910   United Waste Systems, Inc. (b)...............       816,148
                                                             ------------
                                                                3,214,004
                                                             ------------
  CONSUMER GOODS AND SERVICES (27.4%)
    Consumer Goods (12.3%)
     15,800   Coca-Cola Company............................       882,825
     33,260   Columbia/HCA Healthcare Corporation..........     1,118,368
     13,400   Johnson & Johnson Common Stock...............       708,525
      7,900   Medtronic, Inc...............................       491,775
     10,500   Merck & Co., Inc.............................       884,625
      8,520   Pfizer, Inc..................................       716,745
     10,300   Philip Morris Companies, Inc. ...............     1,175,488
      4,595   Procter & Gamble Company.....................       528,425
     34,900   Service Corporation International............     1,038,275
     13,100   Smithkline Beecham (c).......................       917,000
                                                             ------------
                                                                8,462,051
                                                             ------------
    Consumer Services (5.5%)
     21,900   Carnival Corporation.........................       810,300
     33,649   CUC International, Inc. (b)..................       757,103
      9,800   Gartner Group, Incorporated (b)..............       211,924
     17,180   GTECH Holdings Corporation (b)...............       517,548
      5,800   HFS Incorporated (b).........................       341,474

                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
  CONSUMER GOODS AND SERVICES--CONTINUED
     16,510   Manpower.....................................  $    594,360
     16,900   Wallace Computer Services, Incorporated......       559,813
                                                             ------------
                                                                3,792,522
                                                             ------------
    Food (2.0%)
     10,700   Conagra, Inc.................................       580,475
     16,991   Safeway, Incorporated (b)....................       787,957
                                                             ------------
                                                                1,368,432
                                                             ------------
    Retail (2.7%)
     13,820   Home Depot, Inc..............................       739,370
     15,000   Kohl's, Inc. (b).............................       635,625
     27,100   Viking Office Products, Inc. (b).............       525,062
                                                             ------------
                                                                1,900,057
                                                             ------------
    Consumer Cyclicals (4.9%)
     13,700   Autozone, Inc. (b)...........................       308,250
     10,000   Leggett and Platt, Incorporated (b)..........       325,000
     12,200   Magna International, Inc. (c)................       605,424
     19,100   Newell Company...............................       639,850
     13,900   Nine West Group, Incorporated (b)............       622,025
     18,005   Omnicom Group................................       897,999
                                                             ------------
                                                                3,398,548
                                                             ------------
  CREDIT SENSITIVE (7.8%)
    Finance (6.8%)
      6,334   American International Group, Inc............       743,453
     11,400   Associates First Capital Corp................       490,200
     12,800   Federal Home Loan Mortgage Corporation.......       348,800

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
  CREDIT SENSITIVE--CONTINUED
      5,500   Finova Group, Inc. (b).......................  $    371,937
     26,343   First Data Corp..............................       892,369
      9,600   Norwest Corporation..........................       444,000
     17,600   Sunamerica, Incorporated.....................       662,200
     19,000   T. Rowe Price Associates.....................       705,375
                                                             ------------
                                                                4,658,334
                                                             ------------
    Utilities (1.0%)
     12,200   Cincinnati Bell, Incorporated................       689,300
                                                             ------------
  INTERMEDIATE GOODS AND SERVICES (2.1%)
    Materials (2.1%)
      7,100   Kimberly-Clark Corporation...................       705,563
     16,393   Praxair, Inc. ...............................       735,636
                                                             ------------
                                                                1,441,199
                                                             ------------
  TECHNOLOGY (9.7%)
     20,500   Automatic Data Processing, Inc. .............       858,437
      6,900   Cisco Systems, Inc. (b)......................       332,063
      8,988   Computer Associates International............       349,408
      8,700   Computer Sciences Corporation (b)............       537,225
                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
  TECHNOLOGY--CONTINUED
     11,800   Danka Business Systems PLC (c)...............  $    370,963
      6,000   Dell Computer Corporation (b)................       405,750
     23,100   Equifax, Incorporated........................       629,475
      9,700   Intel........................................     1,349,513
      8,400   Microsoft Corporation (b)....................       770,175
     16,200   Parametric Technology Corporation (b)........       731,025
      8,900   Paychex, Incorporated (b)....................       366,013
                                                             ------------
                                                                6,700,047
                                                             ------------
Total common stocks
  (cost: $30,889,516)......................................    35,624,494
                                                             ------------
PREFERRED STOCKS (.7%)
  FINANCIAL (.7%)
    Real Estate Investment Trust (.7%)
     10,000   Security Capital Industrial, Series
               C--8.54%....................................       477,100
                                                             ------------
Total preferred stocks
  (cost: $500,000).........................................       477,100
                                                             ------------

PRINCIPAL
---------
LONG-TERM DEBT SECURITIES (38.2%)
  GOVERNMENT OBLIGATIONS (15.5%)
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (14.4%)
      U.S. Treasury (9.1%)
$ 200,000  U.S. Treasury Bond...........................       8.000%   11/15/21       217,125
1,675,000  U.S. Treasury Bond...........................       6.500%   11/15/26     1,541,000
  500,000  U.S. Treasury Note...........................       6.500%   08/15/05       485,938
  900,000  U.S. Treasury Note...........................       6.125%   09/30/00       884,531
2,150,000  U.S. Treasury Note...........................       5.250%   12/31/97     2,138,577
1,000,000  U.S. Treasury Strip (d)......................       5.875%   08/15/99       858,819

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                     MARKET
PRINCIPAL                                                                           VALUE(a)
---------                                                                         ------------
  GOVERNMENT OBLIGATIONS--CONTINUED
$1,000,000 U.S. Treasury Strip (d)......................       7.088%   11/15/21  $    169,109
                                                                                  ------------
                                                                                     6,295,099
                                                                                  ------------
      Government National Mortgage Association (1.3%)
  457,277  .............................................       6.500%   11/15/23       427,480
  470,519  .............................................       7.000%   10/15/25       449,825
                                                                                  ------------
                                                                                       877,305
                                                                                  ------------
      Federal National Mortgage Association (2.9%)
  367,421  .............................................       6.500%   05/01/11       353,683
  379,957  .............................................       6.000%   05/01/11       357,570
  389,945  .............................................       7.000%   05/01/11       383,167
  243,619  .............................................       6.500%   09/01/25       226,811
  735,323  .............................................       7.000%   02/01/26       704,740
                                                                                  ------------
                                                                                     2,025,971
                                                                                  ------------
      Other U.S. Government Agencies (1.1%)
  500,000  Federal Home Loan Mortgage...................       7.030%   04/05/04       488,452
  250,000  Federal Farm Credit Bank.....................       6.960%   06/06/00       249,615
                                                                                  ------------
                                                                                       738,067
                                                                                  ------------
    OTHER GOVERNMENT OBLIGATIONS (0.3%)
  200,000  Quebec Province of Canada (c)................       7.500%   07/15/23       189,578
                                                                                  ------------
    STATE AND LOCAL GOVERNMENT OBLIGATIONS (0.8%)
  564,000  Wyoming Community Development Authority......       6.850%   06/01/10       552,896
                                                                                  ------------
           Total government obligations (cost: $10,945,129).....................    10,678,916
                                                                                  ------------
  CORPORATE OBLIGATIONS (22.7%)
    CAPITAL GOODS (4.1%)
      Electronics (1.1%)
  750,000  Xerox Capital I Bond 144A (e)................       8.000%   02/01/27       722,754
                                                                                  ------------
      Machinery (1.2%)
  750,000  Joy Technologies Incorporated................      10.250%   09/01/03       816,467
                                                                                  ------------
      Telecommunications (1.8%)
  800,000  Telekom Malaysia 144A (c)(e).................       7.875%   08/01/25       789,597
  500,000  Total Access Communications 144A (e).........       8.375%   11/04/06       487,305
                                                                                  ------------
                                                                                     1,276,902
                                                                                  ------------
    CONSUMER CYCLICAL (.5%)
      Textiles (.5%)
  350,000  Reliance Industries Limited 144A (c)(e)......      10.375%   06/24/16       374,455
                                                                                  ------------

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                     MARKET
PRINCIPAL                                                                           VALUE(a)
---------                                                                         ------------
  CORPORATE OBLIGATIONS--CONTINUED
    CONSUMER STAPLES (4.3%)
      Business Services (1.0%)
$ 700,000  PHH Corporation..............................       6.500%   02/01/00  $    692,080
                                                                                  ------------
      Drugs (.7%)
  500,503  Ciba-Geigy Corp 144A (e).....................       7.240%   01/02/16       478,421
                                                                                  ------------
      Entertainment (.7%)
  500,000  Time Warner Incorporated.....................       6.100%   12/30/01       470,350
                                                                                  ------------
      Media (1.2%)
  300,000  News America Holdings........................       9.250%   02/01/13       329,090
  550,000  News America Holdings........................       8.150%   10/17/36       527,202
                                                                                  ------------
                                                                                       856,292
                                                                                  ------------
      Retail (.7%)
  500,000  Fingerhut Company............................       7.375%   09/15/99       500,895
                                                                                  ------------
    ENERGY (1.8%)
      Oil and Gas Production (.7%)
  500,000  Petronas (c).................................       7.125%   10/18/06       489,017
                                                                                  ------------
      Oilfield Services (1.1%)
  750,000  Baroid Corporation...........................       8.000%   04/15/03       777,650
                                                                                  ------------
    FINANCIAL (9.1%)
      Auto Finance (.4%)
  250,000  Ford Motor Credit............................       5.740%   03/18/99       248,125
                                                                                  ------------
      Banks/Savings and Loan (2.2%)
  800,000  Midland Bank PLC (c).........................       7.625%   06/15/06       804,888
  700,000  Norwest Corporation..........................       7.680%   05/10/02       703,850
                                                                                  ------------
                                                                                     1,508,738
                                                                                  ------------
      Collateralized Mortgage Obligations/Asset-Backed (1.4%)
  498,845  Bear Stearns Mortgage Securities, Inc.,
            Series 1996-6...............................       8.000%   11/25/29       489,024
  499,558  Case Equipment Loan Trust, Series 1996/A.....       5.500%   02/15/03       494,891
                                                                                  ------------
                                                                                       983,915
                                                                                  ------------
      Commercial Finance (1.2%)
  800,000  General Electric Capital Corp. ..............       6.660%   05/01/18       795,350
                                                                                  ------------
      Insurance Companies (1.1%)
  750,000  URC Holdings Corporation 144A (e)............       7.875%   06/30/06       757,935
                                                                                  ------------
      Real Estate (.7%)
  500,000  Security Captial Pacific Trust...............       7.500%   02/15/14       482,614
                                                                                  ------------

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                     MARKET
PRINCIPAL                                                                           VALUE(a)
---------                                                                         ------------
  CORPORATE OBLIGATIONS--CONTINUED
      Real Estate Investment Trust (.7%)
$ 500,000  Wharf International Finance 144A (e).........       7.625%   03/13/07  $    484,285
                                                                                  ------------
      Security Brokers (1.4%)
  500,000  Lehman Brothers Holdings, Inc. ..............       7.360%   12/15/03       498,098
  250,000  Morgan Stanley Group, Inc. ..................       6.450%   05/15/01       249,352
  250,000  Morgan Stanley Group, Inc. ..................       6.875%   03/01/07       238,727
                                                                                  ------------
                                                                                       986,177
                                                                                  ------------
    UTILITIES (2.9%)
      Electric (1.8%)
  500,000  Enersis S.A. (c).............................       6.900%   12/01/06       474,970
  750,000  Wisconsin Electric Power.....................       5.125%   09/15/98       735,437
                                                                                  ------------
                                                                                     1,210,407
                                                                                  ------------
      Telephones (1.1%)
  800,000  Bellsouth Telecommunications, Inc. ..........       6.250%   05/15/03       766,233
                                                                                  ------------
           Total corporate obligations (cost: $15,913,525)......................    15,679,062
                                                                                  ------------
           Total long-term debt securities (cost: $26,858,654)..................    26,357,978
                                                                                  ------------
SHORT-TERM SECURITIES (8.6%)
2,940,000  U.S. Treasury Bills..........................  5.10%-5.18%   05/22/97     2,918,044
1,850,000  U.S. Treasury Bills..........................  5.01%-5.08%   04/24/97     1,844,437
1,150,000  U.S. Treasury Bills..........................  5.13%-5.24%   05/22/97     1,141,413
                                                                                  ------------
           Total short-term securities (cost: $5,904,137).......................     5,903,894
                                                                                  ------------
           Total investments in securities (cost: $64,152,307) (f)..............  $ 68,363,466
                                                                                  ------------
                                                                                  ------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 7.5% of net assets in foreign securities as of March 31, 1997.
(d) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(e) Represents ownership in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at March 31, 1997, which includes acquisition date and cost, is as follows:

                                                         ACQUISITION
     SECURITY                                               DATE        COST
     --------------------------------------------------  ----------   ---------
     Xerox Capital I Bond 144A.........................   01/30/97    $ 743,258
     Total Access Communications 144A..................   11/14/96      510,113
     Reliance Industries Limited 144A..................   06/17/96      349,277
     Ciba-Geigy Corp 144A..............................   12/26/96      500,503
     URC Holdings Corporation 144A.....................    Various      767,830
     Wharf International Finance 144A..................   03/06/97      496,063
     Telekom Malaysia 144A.............................    Various      800,302
                                                                      ---------
                                                                      $4,167,346
                                                                      ---------
                                                                      ---------

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES--CONTINUED

Notes to Investments in Securities-continued
-------------------------------------
(f) At March 31, 1997 the cost of securities for federal income tax purposes was $64,186,870. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.....................  $5,708,736
     Gross unrealized depreciation.....................  (1,532,140)
                                                         ----------
     Net unrealized appreciation.......................  $4,176,596
                                                         ----------
                                                         ----------

                                                          ADVANTUS SPECTRUM FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                  MARCH 31, 1997
                                                                     (UNAUDITED)

                                  ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost:
 $64,152,307)...............................................  $ 68,363,466
Cash in bank on demand deposit..............................       305,993
Receivable for Fund shares sold.............................        69,233
Receivable for investment securities sold...................       255,771
Accrued interest and dividends receivable...................       508,488
                                                              ------------
    Total assets............................................    69,502,951
                                                              ------------
                               LIABILITIES
Payable for investment securities purchased.................       400,190
Payable for Fund shares redeemed............................        25,110
Payable to Adviser..........................................        86,141
                                                              ------------
    Total liabilities.......................................       511,441
                                                              ------------
Net assets applicable to outstanding capital stock..........  $ 68,991,510
                                                              ------------
                                                              ------------
Represented by:
  Capital stock--authorized 10 billion shares (Class A--2
   billion shares, Class B--2 billion shares, Class C--2
   billion shares and 4 billion shares unallocated) of $.01
   par value (note 1).......................................  $     48,063
  Additional paid-in capital................................    62,405,135
  Undistributed net investment income.......................         5,889
  Accumulated net realized gains from investments...........     2,321,264
  Unrealized appreciation of investments....................     4,211,159
                                                              ------------
    Total--representing net assets applicable to outstanding
     capital stock..........................................  $ 68,991,510
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class A shares.........  $ 57,553,832
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class B shares.........  $  9,645,177
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class C shares.........  $  1,792,501
                                                              ------------
                                                              ------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 4,006,710.....................  $      14.36
                                                              ------------
                                                              ------------
  Class B--Shares outstanding 673,708.......................  $      14.32
                                                              ------------
                                                              ------------
  Class C--Shares outstanding 125,679.......................  $      14.26
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

ADVANTUS SPECTRUM FUND
STATEMENT OF OPERATIONS
PERIOD FROM OCTOBER 1, 1996 TO MARCH 31, 1997
(UNAUDITED)

Investment income:
  Interest..................................................  $ 1,122,422
  Dividends.................................................      195,797
                                                              -----------
                                                                1,318,219
                                                              -----------
Expenses (note 4):
  Investment advisory fee...................................      211,860
  Distribution fees--Class A................................      104,869
  Distribution fees--Class B................................       45,386
  Distribution fees--Class C................................        8,089
  Administrative services fee...............................       21,600
  Custodian fees............................................        7,238
  Auditing and accounting services..........................       21,360
  Legal fees................................................        1,784
  Directors' fees...........................................          593
  Registration fees.........................................       18,077
  Printing and shareholder reports..........................       21,086
  Insurance.................................................        3,252
                                                              -----------
      Total expenses........................................      465,194
                                                              -----------
      Investment income--net................................      853,025
                                                              -----------
Realized and unrealized gains (losses) on investments:
  Net realized gains on investments (note 3)................    2,620,461
  Net change in unrealized appreciation or depreciation on
   investments..............................................   (2,867,976)
                                                              -----------
      Net losses on investments.............................     (247,515)
                                                              -----------
Net increase in net assets resulting from operations........  $   605,510
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.

                                                          ADVANTUS SPECTRUM FUND
                                             STATEMENTS OF CHANGES IN NET ASSETS
                                                  PERIOD FROM OCTOBER 1, 1996 TO
                                MARCH 31, 1997 AND YEAR ENDED SEPTEMBER 30, 1996
                                                                     (UNAUDITED)

                                                        1997           1996
                                                    ------------   ------------
Operations:
  Investment income--net..........................  $    853,025   $  1,374,606
  Net realized gains on investments...............     2,620,461      5,195,317
  Net change in unrealized appreciation or
   depreciation on investments....................    (2,867,976)     1,370,663
                                                    ------------   ------------
      Increase in net assets resulting from
       operations.................................       605,510      7,940,586
                                                    ------------   ------------
Distributions to shareholders from:
  Investment income--net:
    Class A.......................................      (767,930)    (1,243,462)
    Class B.......................................       (92,867)       (99,271)
    Class C.......................................       (18,203)       (13,267)
  Net realized gains on investments:
    Class A.......................................    (4,361,553)    (3,098,381)
    Class B.......................................      (645,070)      (231,470)
    Class C.......................................      (116,044)       (21,070)
                                                    ------------   ------------
      Total distributions.........................    (6,001,667)    (4,706,921)
                                                    ------------   ------------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A.......................................     3,575,787      9,146,231
    Class B.......................................     2,350,808      4,901,705
    Class C.......................................       604,893      1,162,223
  Proceeds from issuance of shares as a result of
   reinvested dividends:
    Class A.......................................     4,952,010      4,172,071
    Class B.......................................       709,390        324,198
    Class C.......................................       132,180         33,486
  Payments for redemption of shares:
    Class A.......................................    (5,365,227)   (12,940,081)
    Class B.......................................      (474,477)      (837,113)
    Class C.......................................      (156,276)       (92,242)
                                                    ------------   ------------
      Increase in net assets from capital share
       transactions...............................     6,329,088      5,870,478
                                                    ------------   ------------
      Total increase in net assets................       932,931      9,104,143
Net assets at beginning of period.................    68,058,579     58,954,436
                                                    ------------   ------------
Net assets at end of period (including
 undistributed net investment income of $5,889 and
 $31,864, respectively)...........................  $ 68,991,510   $ 68,058,579
                                                    ------------   ------------
                                                    ------------   ------------

                See accompanying notes to financial statements.

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997
(UNAUDITED)

(1) ORGANIZATION
    The Advantus Spectrum Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Spectrum Fund, Inc. (effective March 1,
1995). Prior to March 1, 1995 the Fund was known as MIMLIC Asset Allocation Fund, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

                                                          ADVANTUS SPECTRUM FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the period from October 1, 1996 to March 31, 1997, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $43,276,958 and $42,691,765, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .60 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .35 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services and other miscellaneous expenses.

    The Fund pays an administrative services fee, equal to $3,600 per month, to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $144,097.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $1,784.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the period from October 1, 1996 to March 31, 1997 and the year ended September 30, 1996 were as follows:

                                                           CLASS A                CLASS B               CLASS C
                                                    ----------------------  --------------------  --------------------
                                                       1997        1996       1997       1996       1997       1996
                                                    ----------  ----------  ---------  ---------  ---------  ---------
Sold..............................................     232,808     613,576    153,495    329,404     39,547     78,031
Issued for reinvested distributions...............     328,379     283,583     47,252     22,159      8,841      2,279
Redeemed..........................................    (343,808)   (867,615)   (35,156)   (55,824)   (10,215)    (6,302)
                                                    ----------  ----------  ---------  ---------  ---------  ---------
                                                       217,379      29,544    165,591    295,739     38,173     74,008
                                                    ----------  ----------  ---------  ---------  ---------  ---------
                                                    ----------  ----------  ---------  ---------  ---------  ---------

(6) RESTRICTED SECURITIES
    At March 31, 1997, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of restricted securities held by the Fund at March 31, 1997 was $4,094,752 which represents 5.9% of net assets.

                                                          ADVANTUS SPECTRUM FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS
        Per share data for a share of capital stock and selected information for each period are as follows:

                                                              CLASS A
                                --------------------------------------------------------------------
                                PERIOD FROM                          PERIOD FROM
                                OCTOBER 1,    YEAR ENDED SEPTEMBER   NOVEMBER 1,       YEAR ENDED
                                  1996 TO             30,              1993 TO        OCTOBER 31,
                                 MARCH 31,    --------------------  SEPTEMBER 30,   ----------------
                                   1997        1996      1995(a)       1994(b)       1993     1992
                                -----------   -------  -----------  -------------   -------  -------
Net asset value, beginning of
 period.......................    $ 15.53     $ 14.79   $   13.28      $ 13.92      $ 13.63  $ 13.05
                                -----------   -------  -----------  -------------   -------  -------
Income from investment
 operations:
  Net investment income.......        .19         .34         .45          .28          .29      .38
  Net gains or losses on
   securities (both realized
   and unrealized)............       (.02)       1.59        1.88         (.55)         .86     1.01
                                -----------   -------  -----------  -------------   -------  -------
    Total from investment
     operations...............        .17        1.93        2.33         (.27)        1.15     1.39
                                -----------   -------  -----------  -------------   -------  -------
Less distributions:
  Dividends from net
   investment income..........       (.19)       (.34)       (.44)        (.28)        (.31)    (.38)
  Distributions from capital
   gains......................      (1.15)       (.85)       (.38)        (.09)        (.55)    (.43)
                                -----------   -------  -----------  -------------   -------  -------
    Total distributions.......      (1.34)      (1.19)       (.82)        (.37)        (.86)    (.81)
                                -----------   -------  -----------  -------------   -------  -------
Net asset value, end of
 period.......................    $ 14.36     $ 15.53   $   14.79      $ 13.28      $ 13.92  $ 13.63
                                -----------   -------  -----------  -------------   -------  -------
                                -----------   -------  -----------  -------------   -------  -------
Total return (d)..............        1.0%(c)    13.7%       18.4%        (1.9)%(e)     8.7%    11.1%
Net assets, end of period (in
 thousands)...................    $57,554     $54,848   $  55,624      $55,286      $57,048  $38,417
Ratio of expenses to average
 daily net assets.............       1.22%(f)    1.26%       1.33%        1.27%(f)     1.22%    1.35%(g)
Ratio of net investment income
 to average daily net
 assets.......................       2.51%(f)    2.28%       3.22%        2.24%(f)     2.16%    3.02%(g)
Portfolio turnover rate
 (excluding short-term
 securities)..................       69.0%      140.5%      125.5%       124.5%        92.1%   123.3%
Average commission rate on
 stock transactions (h).......    $ .0701     $ .0641         N/A          N/A          N/A      N/A

----------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Total return is presented for the period from October 1, 1996 to March 31, 1997.
(d) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end sales charges.
(e) Total return is presented for the period from November 1, 1993 to September 30, 1994.
(f) Adjusted to an annual basis.
(g) The Fund's Adviser voluntarily absorbed $13,585 in expenses for the year ended October 31, 1992. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.40% and the ratio of net investment income to average daily net assets would have been 2.97%.
(h) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS--(CONTINUED)

                                                   CLASS B                                        CLASS C
                                ---------------------------------------------   -------------------------------------------
                                PERIOD FROM                      PERIOD FROM    PERIOD FROM                    PERIOD FROM
                                OCTOBER 1,      YEAR ENDED       AUGUST 19,     OCTOBER 1,                    MARCH 1, 1995
                                  1996 TO      SEPTEMBER 30,     1994(b) TO       1996 TO      YEAR ENDED        (b) TO
                                 MARCH 31,    ---------------   SEPTEMBER 30,    MARCH 31,    SEPTEMBER 30,   SEPTEMBER 30,
                                   1997        1996   1995(a)       1994           1997           1996            1995
                                -----------   ------  -------   -------------   -----------   -------------   -------------
Net asset value, beginning of
 period.......................    $15.47      $14.74  $13.27       $13.36         $15.43         $14.74          $13.36
                                -----------   ------  -------      ------       -----------      ------          ------
Income from investment
 operations:
  Net investment income.......       .15         .27     .39          .03            .14            .28             .24
  Net gains or losses on
   securities (both realized
   and unrealized)............        --        1.56    1.84         .(03)          (.01)          1.52            1.43
                                -----------   ------  -------      ------       -----------      ------          ------
    Total from investment
     operations...............       .15        1.83    2.23           --            .13           1.80            1.67
                                -----------   ------  -------      ------       -----------      ------          ------
Less distributions:
  Dividends from net
   investment income..........      (.15)       (.25)   (.38)        (.09)         (0.15)          (.26)           (.29)
  Distributions from capital
   gains......................     (1.15)       (.85)   (.38)          --          (1.15)          (.85)             --
                                -----------   ------  -------      ------       -----------      ------          ------
    Total distributions.......     (1.30)      (1.10)   (.76)        (.09)         (1.30)         (1.11)           (.29)
                                -----------   ------  -------      ------       -----------      ------          ------
Net asset value, end of
 period.......................    $14.32      $15.47  $14.74       $13.27         $14.26         $15.43          $14.74
                                -----------   ------  -------      ------       -----------      ------          ------
                                -----------   ------  -------      ------       -----------      ------          ------
Total return (c)..............        .7%(d)    13.1%   17.6%        (.04)%(e)        .6%(d)       12.9%           12.6%(f)
Net assets, end of period (in
 thousands)...................    $9,645      $7,860  $3,131       $  140         $1,793         $1,351          $  199
Ratio of expenses to average
 daily net assets.............      1.87%(g)    1.90%   1.99%         .23%(h)       1.88%(g)       1.90%           2.00%(g)
Ratio of net investment income
 to average daily net
 assets.......................      1.86%(g)    1.67%   2.30%         .37%(h)       1.86%(g)       1.73%           2.17%(g)
Portfolio turnover rate
 (excluding short-term
 securities)..................      69.0%      140.5%  125.5%       124.5%          69.0%         140.5%          125.5%
Average commission rate on
 stock transactions (i).......    $.0701      $.0641     N/A          N/A         $.0701         $.0641             N/A

----------
(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of contingent deferred sales charges.
(d) Total return is presented for the period from October 1, 1996 to March 31, 1997.
(e) Total return is presented for the period from August 19, 1994, commencement of operations, to September 30, 1994.
(f) Total return is presented for the period from March 1, 1995, commencement of operations to September 30, 1995.
(g) Adjusted to an annual basis.
(h) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(i) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus' non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, SIMPLE, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Sign up for telephone redemption on the Advantus Application or complete a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank.

Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. Central Time on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages eleven mutual funds containing $2.3 billion in assets in addition to $1.4 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                      [LOGO]
                                    MIMLIC SALES CORPORATION
                                    400 ROBERT STREET NORTH
                                    ST. PAUL, MN 55101-2098
                                    1-800-443-3677

MIMLIC SALES CORPORATION                                BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48638 5-97